EXHIBIT 32.2

                       CERTIFICATION BY DAVID P. WILLIAMS
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Chief Financial Officer of Chemed Corporation ("Company"), does hereby certify that:

     1) the Company's Quarterly Report of Form 10-Q for the quarter ending March 31, 2007 ("Report"), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 2, 2007                /s/ David P. Williams
         -----------                ---------------------
                                    David P. Williams
                                    (Vice President and Chief Financial Officer)


                                      E-15